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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 20, 2001
                                                        ------------------------



                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                    0-31479                   58-1832055
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



               7213 Potomac Drive, Boise, Idaho        83704
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           (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code   (208) 376-8500
                                                     ---------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

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This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed on February 26, 2001 (the "Initial 8-K") by Biogan International, Inc. (the "Company") to read in full as follows.

     1. Item 4 in the Initial 8-K is hereby amended and supplemented to read in full as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 20, 2001, the Company engaged the firm of KPMG LLP as its independent certifying accountants. The Company has not consulted with KPMG LLP on any matter which would require disclosure under Item 304 of Regulation S-K.

         Prior to the engagement of KPMG LLP, Bersch Accounting served as the Company's independent certifying accountants.

         The Company has requested that Bersch Accounting furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, which letter the Company received on March 7, 2001, and is attached hereto as Exhibit 16.

     2. Item 7 in the Resignation 8-K is hereby amended to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.  Not applicable.

     (c) EXHIBITS.

         16. Letter from Bersch Accounting to the Securities and Exchange Commission regarding change in the Company's certifying accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2001                       BIOGAN INTERNATIONAL, INC.


                                           By:  /S/ KERRY SMITH
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                                              Kerry D. Smith, Chief
                                              Financial Officer

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